                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported) February 13, 2002

                          CORAM HEALTHCARE CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                    1-11343                  33-0615337
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                1675 Broadway, Suite 900, Denver, Colorado 80202
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               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code (303) 292-4973
                                                   --------------



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          (Former name or former address, if changed since last report)


     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [X] No [ ]


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On August 8, 2000, Coram Healthcare Corporation ("CHC") and its wholly-owned first tier subsidiary, Coram, Inc. ("CI") (collectively the "Debtors"), filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. On such date, the Debtors commenced operations as debtors-in-possession subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     On February 13, 2002, the Debtors announced that, among other things, the Bankruptcy Court granted motions made by the Office of the United States Trustee and two of the Debtors' noteholders requesting the appointment of a Chapter 11 trustee to oversee the Debtors during their reorganization process.

     On March 13, 2002, Bankruptcy Court Judge Mary F. Walrath granted the approval of the appointment of Arlin M. Adams, Esquire as the Debtors' Chapter 11 trustee.

     A copy of the related March 13, 2002 press release is attached hereto as
Exhibit 99.1.

ITEM 5.  OTHER

     On February 13, 2002, the Bankruptcy Court denied without prejudice a renewed motion made by the Official Committee of the Equity Security Holders (the "Equity Committee") for leave to bring a derivative lawsuit against CHC's chief executive officer, the Board of Directors, Cerberus Partners, L.P. ("Cerberus"), Cerberus' principal and other noteholders. The Bankruptcy Court also denied a motion filed by the Equity Committee related to governance of CI.

     A copy of the related February 13, 2002 press release is attached hereto as
Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits

              Exhibit
              Number      Description of Document
              -------     -----------------------
               99.1       Press release, issued March 13, 2002, announcing the
                          approval by the United States Bankruptcy Court for the
                          District of Delaware (the "Bankruptcy Court") of the
                          appointment of Arlin M. Adams, Esquire as the Chapter
                          11 trustee for the estates of Coram Healthcare
                          Corporation ("CHC") and Coram, Inc. ("CI").

               99.2 Press release, issued February 13, 2002, announcing the following rulings made by the Bankruptcy Court:

                          (a) granted a motion requesting the appointment of a Chapter 11 trustee for the estates of CHC and CI;
                          (b) denied a renewed motion of the Official Committee of the Equity Security Holders (the "Equity
                               Committee") for leave to bring a derivative lawsuit against CHC's chief executive officer, the Board of Directors, Cerberus Partners, L.P.
                               ("Cerberus"), Cerberus' principal and other noteholders; and
                          (c) denied the Equity Committee's motion related to governance of CI.





                                       2
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CORAM HEALTHCARE CORPORATION


Date:  March 21, 2002                  By: /s/ SCOTT R. DANITZ
                                          --------------------------------------
                                          Name:  Scott R. Danitz
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer





                                       3
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                                  EXHIBIT INDEX


  Exhibit
  Number    Description of Document
  -------   -----------------------
    99.1    Press release, issued March 13, 2002, announcing the approval by the United States
            Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") of the
            appointment of Arlin M. Adams, Esquire as the Chapter 11 trustee for the estates of Coram
            Healthcare Corporation ("CHC") and Coram, Inc. ("CI").

    99.2    Press release, issued February 13, 2002, announcing the following rulings made by the
            Bankruptcy Court:

            (a)  granted a motion requesting the appointment of a Chapter 11 trustee for the estates of
                 CHC and CI;
            (b)  denied a renewed motion of the Official Committee of the Equity Security Holders
                 (the "Equity Committee") for leave to bring a derivative lawsuit against CHC's chief executive officer, the Board of Directors, Cerberus Partners, L.P. ("Cerberus"),
                 Cerberus' principal and other noteholders; and
            (c)  denied the Equity Committee's motion related to governance of CI.